SECURITIES AND EXCHANGE COMMISSION

   WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   February 23, 2004

AT&T CORP.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-1105                                     13-4924710

        (Commission File Number)     (IRS Employer Identification No.)

One AT&T Way,  Bedminster,  New Jersey  07921

(Address of Principal Executive Offices)

        Registrant’s telephone number, including area code: (908) 221-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

On February 23, 2004, the company announced that it had named Herbert L. Henkel to its Board of Directors. The company issued a press release in connection with the appointment of Mr. Henkel, which is attached as Exhibit 99.

Exhibit 99 — Press release dated February 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T Corp. BY: /S/ Robert S. Feit —————————————— Robert S. Feit Vice President - Law and Secretary

February 24, 2004